["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                                                    EXHIBIT 10.6

                       EXCLUSIVE LICENSE AGREEMENT (#3)
              FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.
                           ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
ARTICLE I. DEFINITIONS..................................       1
1.1   "AFFILIATE".......................................       1
1.2   "EFFECTIVE DATE"..................................       2
1.3   "KNOW-HOW"........................................       2
1.3a  "S/D KNOW-HOW"....................................       2
1.3b  "UV KNOW-HOW".....................................       2
1.3c  "UNIVERSAL KNOW-HOW"..............................       2
1.4   "MILES AGREEMENTS"................................       3
1.5   "NET PROCEEDS"....................................       3
1.6   "NET REVENUES"....................................       4
1.7   "PATENT RIGHTS"...................................       4
1.7a  "S/D PATENT RIGHTS"...............................       4
1.7b  "UV PATENT RIGHTS"................................       4
1.7c  "UNIVERSAL PATENT RIGHTS".........................       5
1.8   "PRODUCT(S)"......................................       5
1.9   "TERRITORY".......................................       5
1.9a  "NON-EXCLUSIVE TERRITORY".........................       5
ARTICLE II.   LICENSE GRANT.............................       5
ARTICLE III.  DISCLOSURE, IMPROVEMENTS AND FDA
              FILINGS...................................       8
ARTICLE IV.   PAYMENTS AND ROYALTIES....................      10
ARTICLE V.    REPORTS, RECORDS AND ACCOUNTING FOR
              ROYALTIES.................................      16
ARTICLE VI.   REPRESENTATIONS...........................      17
ARTICLE VII.  COMPLIANCE; INDEMNIFICATION...............      18
ARTICLE VIII. INFRINGEMENT..............................      19
ARTICLE IX.   CONFIDENTIALITY...........................      20
ARTICLE X.    TERM; TERMINATION.........................      21
ARTICLE XI.   NOTICES...................................      24
ARTICLE XII.  ASSIGNMENT AND SUCCESSION.................      25
ARTICLE XIII. GOVERNING LAW.............................      25
ARTICLE XIV.  ENTIRE AGREEMENT; AMENDMENT...............      26
ARTICLE XV.   SEVERABILITY..............................      26

                          EXCLUSIVE LICENSE AGREEMENT
              FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
              ---------------------------------------------------


          AGREEMENT effective as of the EFFECTIVE DATE, by and between The New York Blood Center, Inc. ("NYBC"), having an office at 310 East 67th Street, New York, New York 10021, U.S.A., and Melville Biologics, Inc., a Delaware Corporation, having an office at 155 Duryea Road, Melville, New York 11747, U.S.A. ("LICENSEE").

          WHEREAS, NYBC has developed know-how and patent rights relating to virus inactivation technology for use with blood plasma for transfusion, cryoprecipitate for transfusion and serum for transfusion; and

          WHEREAS, LICENSEE desires to acquire an exclusive license under such NYBC know-how and patent rights for the manufacture and sale of such products; and

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and LICENSEE mutually agree as follows:

ARTICLE I.  DEFINITIONS

     As used in this Agreement, the following terms shall be defined as set forth below:

1.1 "AFFILIATE" shall mean a corporation or other business entity controlled by, controlling or under common control with a party. For this purpose, control of a corporation or other business entity shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in, or a fifty percent (50%) or greater interest in the equity of, such corporation or other business entity, or the maximum percentage that a foreign investor may own, if equal to or less than fifty percent (50%), pursuant to local laws, customs or regulations of any country, but such corporation, or other business entity, shall be deemed to be an AFFILIATE for only so long as such ownership or control exists. Notwithstanding anything herein to the contrary, for the purposes of this Agreement, NYBC is not an AFFILIATE of LICENSEE.

1.2 "EFFECTIVE DATE" of this Agreement shall mean the date of closing of the sale of shares of common stock of LICENSEE to one or more funds controlled by Ampersand Ventures, so long as this occurs prior to December 1, 1995.

1.3 "KNOW-HOW" shall mean any one or more of S/D KNOW-HOW, UV KNOW-HOW and UNIVERSAL KNOW-HOW.

1.3a "S/D KNOW-HOW" shall mean the NYBC proprietary technical information relating to the inactivation of viruses by the use of organic solvents and/or detergents as described generally on Appendix A1 hereof.

1.3b "UV KNOW-HOW" shall mean the NYBC proprietary technical information relating to the inactivation of viruses by the use of light and/or certain compounds as described generally on Appendix A2 hereof.

1.3c "UNIVERSAL KNOW-HOW" shall mean the NYBC proprietary technical information relating to the removal of blood group antibodies as described generally on Appendix A3 hereof.

1.4  "MILES AGREEMENTS" shall mean the following agreements:

     (a) the Reimbursement and Security Agreement dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.;

     (b) the Mortgage, Security Agreement and Fixture Filing dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.;

     (c) the Lease Agreement dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.;

     (d) the Agreement for Custom Processing dated February 7, 1995 between Melville Biologics, Inc. and Miles Inc.; and

     (e) the Term Note dated February 7, 1995 between Melville Biologics, Inc. and PNC Bank, National Association.

1.5 "NET PROCEEDS" shall mean the total consideration received by LICENSEE in any form (including without limitation upfront payments, license signing and maintenance fees, minimum payments, royalties, research and development funds, equipment and supplies, equity purchases in excess of fair market value, etc.) from any third party or parties for a sublicense (or other right, license, privilege or immunity) to make (or have made by a third party), use and sell (or otherwise dispose of) a PRODUCT. NET PROCEEDS does not include NET REVENUES.

1.6 "NET REVENUES" shall mean the total consideration received by LICENSEE and/or its AFFILIATES in any form (including without limitation upfront payments, license signing and maintenance payments, payments made to secure marketing and/or distribution rights, payments made to support research, development, clinical studies or registration, payments in the form of equipment or supplies, equity purchases in excess of fair market value, etc.) from any third party in connection with the sale, transfer or disposal (or the contemplated sale, transfer or disposal) of PRODUCT by LICENSEE and/or its AFFILIATES, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between LICENSEE and its AFFILIATES, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of LICENSEE and its AFFILIATES in a bona fide, arms-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same unit of PRODUCT.

1.7 "PATENT RIGHTS" shall mean any one or more of S/D PATENT RIGHTS, UV PATENT RIGHTS AND UNIVERSAL PATENT RIGHTS.

1.7a "S/D PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A1 hereof relating to the inactivation of viruses by the use of organic solvents and/or detergents.

1.7b "UV PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A2 hereof relating to the inactivation of viruses by the use of light and/or certain compounds.

1.7c "UNIVERSAL PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A3 hereof relating to the removal of blood group antibodies.

1.8 "PRODUCT(S)" shall mean any product listed on Appendix B hereof, the manufacture, use or sale of which (1) involves the use of KNOW-HOW or (2) is covered by a claim of PATENT RIGHTS.

1.9  "TERRITORY" shall mean the United States of America, Canada and Mexico.

1.9a "NON-EXCLUSIVE TERRITORY" shall mean worldwide with the exception of the United States of America, Canada, Mexico, Albania, Austria, Belarus, Belgium, Bosnia, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France, Georgia, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Monaco, Mongolia, Netherlands, Norway, Poland, Portugal, Republic of Moldavia, Romania, Russian Federation, Serbia, Slovakia, Slovenia, South Africa, Spain, Sweden, Switzerland, Ukraine, United Kingdom and Vietnam.

ARTICLE II.  LICENSE GRANT

2.1 Subject to paragraphs 2.5 and 2.6 hereof, NYBC grants to LICENSEE, under the terms and conditions of this Agreement, an exclusive license in the TERRITORY, with the exclusive right to grant sublicenses in the TERRITORY, under PATENT RIGHTS and KNOW-HOW (a) to make, use, sell, or otherwise dispose of PRODUCT, and (b) to use the methods covered by such PATENT RIGHTS and KNOW-HOW for the manufacture, use and sale of PRODUCT. LICENSEE will not grant any sublicense under KNOW-HOW and/or PATENT RIGHTS unless it first receives the prior written consent of NYBC, which consent will not be unreasonably withheld.

2.2 NYBC grants to LICENSEE, under the terms and conditions of this Agreement, a non-exclusive license in the NON-EXCLUSIVE TERRITORY, with the non-exclusive right to grant sublicenses in the NON-EXCLUSIVE TERRITORY, under PATENT RIGHTS and KNOW-HOW (a) to make, use, sell, or otherwise dispose of PRODUCT, and (b) to use the methods covered by such PATENT RIGHTS and KNOW-HOW for the manufacture, use and sale of PRODUCT. LICENSEE will not grant any sublicense under KNOW-HOW and/or PATENT RIGHTS unless it first receives the prior written consent of NYBC, which consent will not be unreasonably withheld.

2.3 The license and sublicense grant of paragraph 2.1 is limited to making, using, selling and disposing of PRODUCT in the TERRITORY. The license and sublicense grant of paragraph 2.2 is limited to making, using, selling and disposing of PRODUCT in the NON-EXCLUSIVE TERRITORY.

2.4 Nothing contained in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license except as expressly specified in paragraphs 2.1, 2.2 and 2.3 hereof. LICENSEE agrees not to utilize the PATENT RIGHTS and KNOW-HOW licensed under this Agreement in the development, manufacture or use of any product not listed on Appendix B hereof unless first permitted to do so under a separate written agreement with NYBC.

2.5 NYBC has entered into agreements with third parties prior to the EFFECTIVE DATE ("Prior Agreements") regarding some of the KNOW-HOW and PATENT RIGHTS covered by this Agreement. The terms of this Agreement and licenses granted hereunder are all subject to conflicting terms, if any, in the Prior Agreements. All rights reserved to third parties under the Prior Agreements shall remain so reserved and shall in no way be affected by this Agreement. NYBC is not obligated under this Agreement to take any action which would conflict in any respect with NYBC's past, current or future obligations to third parties under the Prior Agreements.

2.6 NYBC shall retain the right to make and use PRODUCTS in its own laboratories for scientific purposes and for continued research. Further, NYBC shall have the right to make PRODUCTS available to other scientific institutions and researchers for scientific and research purposes.

2.7 NYBC is a party to a License Agreement effective August 13, 1993 with the Alberta Research Council ("the ARC Agreement") relating to synthetic blood group antigens A and B, free or attached to chromatographic resins. NYBC will seek to amend the ARC Agreement so that NYBC and LICENSEE receive a co-exclusive license under the Alberta Research Council technology and patent rights covered by the ARC Agreement.

ARTICLE III.  DISCLOSURE, IMPROVEMENTS AND FDA FILINGS

3.1  LICENSEE acknowledges receipt of KNOW-HOW.

3.2 NYBC shall have the right, but not the obligation, to inspect LICENSEE's manufacturing sites, validation and/or processing records as they pertain to the use and implementation of PATENT RIGHTS and KNOW-HOW.

3.3 NYBC hereby grants LICENSEE a right of first negotiation for a license under any technology developed by NYBC after the EFFECTIVE DATE of this Agreement (and not otherwise encumbered) for use with PRODUCTS ("New Technology"). In implementation of the foregoing, at least once a year during the term of this Agreement, NYBC will notify LICENSEE in writing of any New Technology developed by NYBC and, at LICENSEE's option, conduct good faith negotiations with LICENSEE for a license under such New Technology, for use with PRODUCTS, under terms and conditions similar to those set forth herein. If NYBC and LICENSEE are unable to reach an agreement with respect to

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


     such New Technology within ******** of the first notification provided by NYBC regarding such New Technology, then NYBC shall be free to license such technology to a third party.

3.4 LICENSEE hereby grants to NYBC an irrevocable royalty-bearing non-exclusive license, with the right to grant sublicenses, to make, use and sell PRODUCTS outside of the TERRITORY under any improvements made by LICENSEE, whether patentable or not, so long as the manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS. LICENSEE shall provide NYBC with copies of all patent applications and patents including such improvements within thirty (30) days of filing of such applications and within thirty (30) days of issuance of such patents. The amount of royalty payable to LICENSEE shall be negotiated in good faith upon the request of NYBC.

3.5 Between ******** and ********, LICENSEE agrees to spend a minimum of ******** to (i) modify that portion of LICENSEE'S facility dedicated to the manufacture of PRODUCTS and/or (ii) to purchase equipment to be used solely for the manufacture of PRODUCTS. If such monies have not been spent by ******** then NYBC, at its sole option, may immediately delete the U.S.A. from the definition of TERRITORY upon written notice to LICENSEE.

3.6  No later than ******** LICENSEE shall either:

          (a) complete and submit to the FDA amendments (including samples from conformance lots) to (1) the existing Product License Application for PRODUCTS and (2) the existing Establishment License Amendment for LICENSEE's facility in Melville, New York, seeking the approval of the

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


               FDA to manufacture PRODUCTS in LICENSEE's facility in Melville, New York and to sell such products in the U.S.A.; or

          (b)  pay to NYBC ******** as a license maintenance fee.

     If LICENSEE fails to file such amendments by ******** and also fails to make such payment by ******** then NYBC, at its sole option, may immediately delete the U.S.A. from the definition of TERRITORY upon written notice to LICENSEE.

3.7 No later than ******** LICENSEE or a sublicensee of LICENSEE shall file an application for approval to sell PRODUCT in Canada with the appropriate Canadian government agency. If such application is not filed by LICENSEE by ******** then NYBC, at its sole option, may immediately delete Canada from the definition of TERRITORY upon written notice to LICENSEE.

3.8 No later than ******** LICENSEE or a sublicensee of LICENSEE shall file an application for approval to sell PRODUCT in Mexico with the appropriate Mexican government agency. If such application is not filed by LICENSEE by ******** then NYBC, at its sole option, may immediately delete Mexico from the definition of TERRITORY upon written notice to LICENSEE.

ARTICLE IV.  PAYMENTS AND ROYALTIES

4.1 LICENSEE shall pay to NYBC a running royalty at the rate of ******** of NET REVENUES. If LICENSEE receives NET REVENUES prior to the actual sale, transfer or disposal of PRODUCT and in the form of an upfront payment (e.g. a payment made to

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     secure marketing and/or distribution rights, to support research, development, clinical trials or registration, or a payment in the form of equipment or supplies, etc.), then LICENSEE may elect to defer payment of royalty on the first ******** of such upfront payments for a period of two
     (2) years from the date of LICENSEE's receipt of such upfront payments. LICENSEE may make such election by providing written notice to NYBC within ten (10) days of LICENSEE's receipt of such payment, which notice shall describe the payment received, state the date the payment was received and include LICENSEE's acknowledgment that royalty on such payment is due to NYBC two (2) years after the date the payment was received by LICENSEE. In no event shall LICENSEE defer more than ******** of royalty to NYBC pursuant to this paragraph.

4.2  LICENSEE shall pay to NYBC ******** of NET PROCEEDS.

4.3 LICENSEE shall make the following payments to NYBC during the term of this Agreement in order to maintain the licenses granted hereunder for the United States of America (U.S.A.):

     (a) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof with respect to the U.S.A.

     (b) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC,

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof with respect to the U.S.A.

     (c) ******** per annum, payable each year in four equal installments on February 1, May 1, August 1 and November 1, beginning in calendar year **** and continuing for each calendar year thereafter until termination of this Agreement. The payment for each calendar year may be credited against royalties due to NYBC, if any, for such calendar year under paragraphs 4.1 and 4.2 hereof with respect to the U.S.A.

     (d) NYBC, at its sole option, may delete the U.S.A. from the definition of TERRITORY if LICENSEE fails to make any of the payments required by this paragraph after notice of such failure to LICENSEE and a reasonable opportunity (ten (10) days from receipt of notice) to cure.

4.4 LICENSEE shall make the following payments to NYBC during the term of this Agreement in order to maintain the licenses granted hereunder for Canada:

     (a) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof with respect to Canada.

     (b) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof with respect to Canada.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


     (c) ******** per annum, payable each year in four equal installments on February 1, May 1, August 1 and November 1, beginning in calendar year **** and continuing for each calendar year thereafter until termination of this Agreement. The payment for each calendar year may be credited against royalties due to NYBC, if any, in such calendar year under paragraphs 4.1 and 4.2 hereof with respect to Canada.

     (d) NYBC, at its sole option, may delete Canada from the definition of TERRITORY if LICENSEE fails to make any of the payments required by this paragraph after notice of such failure to LICENSEE and a reasonable opportunity (ten (10) days from receipt of notice) to cure.

4.5 LICENSEE shall make the following payments to NYBC during the term of this Agreement in order to maintain the licenses granted hereunder for Mexico:

     (a) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof with respect to Mexico.

     (b) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraphs 4.1 and 4.2 hereof with respect to Mexico.

     (c) ******** per annum, payable each year in four equal installments on February 1, May 1, August 1 and November 1,

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          beginning in calendar year **** and continuing for each calendar year thereafter until termination of this Agreement. The payment for each calendar year may be credited against royalties due to NYBC, if any, in such calendar year under paragraphs 4.1 and 4.2 hereof with respect to Mexico.

     (d) NYBC, at its sole Option, may delete Mexico from the definition of TERRITORY if LICENSEE fails to make any of the payments required by this paragraph after notice of such failure to LICENSEE and a reasonable opportunity (ten (10) days from receipt of notice) to cure.

4.6 LICENSEE shall make all payments due under paragraphs 4.1 and 4.2 of this Agreement on a quarterly basis within thirty (30) days after the end of each calendar quarter.

4.7 All payments due under this Agreement shall be made without deductions for taxes, assessments or other charges of any kind which may be imposed on NYBC by any foreign government or political subdivision thereof with respect to any amounts payable to NYBC pursuant to this Agreement, and such taxes, assessments or other charges shall be assumed by LICENSEE.

4.8 All payments due under this Agreement shall be made in United States dollars. All royalty calculations hereunder shall be based on the currency in which the sale was made, with total sales converted to United States dollars based on the exchange rate of Citibank, New York, on the first day of the month in which the royalty becomes due.

4.9 LICENSEE will make a reasonable quantity of PRODUCTS available for purchase by NYBC at a price which is equal to the lowest price paid to LICENSEE by similarly situated third parties for PRODUCTS. LICENSEE shall be relieved of its obligations under this paragraph if elimination of NYBC's most favored customer status is required in order to achieve a development and distribution agreement with a third party.

4.9a NYBC, at its sole discretion, may agree to waive any royalty due under this Agreement for PRODUCTS sold by LICENSEE to NYBC, in which event the price charged to NYBC shall be reduced by the royalty amount.

ARTICLE V.  REPORTS, RECORDS AND ACCOUNTING FOR ROYALTIES

5.1 Within thirty (30) days after the end of each calendar quarter during the term of this Agreement, LICENSEE shall forward to NYBC a written report setting forth all NET PROCEEDS and NET REVENUES. All such information shall be presented on a country-by-country basis and a sublicensee-by-sublicensee basis for the previous calendar quarter and shall indicate the amount of royalties due, together with sufficient supporting information to enable confirmation by NYBC. LICENSEE shall also provide to NYBC a copy of all reports received from sublicensees.

5.2 LICENSEE shall keep full and accurate books of accounts and other records in accordance with generally accepted accounting practice, showing all information necessary for NYBC to ascertain and verify the royalties payable by LICENSEE hereunder. During the term of this Agreement, and for three (3) years thereafter, NYBC shall have the right to have, at its own expense and upon ten (10) days written notice, an independent certified public accountant of its own choosing, inspect, during regular business hours, said books, records, files and all supporting data relating to records kept pursuant to this Agreement. LICENSEE also agrees to permit NYBC, or its representatives, to make and retain copies of any and all invoices, records and accounts kept by LICENSEE pursuant to this Agreement. If the inspection of LICENSEE by NYBC reveals an underpayment to NYBC of ten percent (10%) or greater, then the costs of such inspection shall be borne by LICENSEE.

5.3 On or about June 1 of each year during the term of this Agreement, LICENSEE shall provide a written report to NYBC describing LICENSEE's efforts to commercialize PRODUCTS, including a description of LICENSEE's efforts to obtain any required governmental approval to market PRODUCTS and to grant sublicenses. NYBC agrees to keep such reports confidential, if requested to do so by LICENSEE.

ARTICLE VI.  REPRESENTATIONS

6.1  Nothing in this Agreement is or shall be construed as:

     (a) A warranty or representation by NYBC that anything made or used by LICENSEE under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties; or

     (b) Granting by implication, estoppel or otherwise any license, right or interest other than as expressly set forth herein.

6.2 Except as expressly set forth in this Agreement, the parties MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTE OR OTHERWISE, AND THE PARTIES SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT.

6.3 LICENSEE represents and warrants that it shall not, directly or indirectly, use NYBC's tradenames or trademarks in connection with promotions, advertising or sales activity, without the prior written consent of NYBC. Further, LICENSEE shall not make any use of NYBC's name without NYBC's prior written consent, except if the use of NYBC's name is required by law, regulation or judicial order, in which event LICENSEE will promptly inform NYBC prior to any such required use.

6.4 LICENSEE represents and warrants that it has adequate insurance and financial resources to cover all liability for any failure including, without limitation, failure in design, manufacture, production and/or operation.

ARTICLE VII.  COMPLIANCE; INDEMNIFICATION

7.1 NYBC shall not be liable to LICENSEE, its AFFILIATES, its sublicenses or any third party for any injury, illness, disease, allergy, allergic reaction, side effect, death, or other adverse experience arising out of, or in connection with, or as a consequence of research, manufacture, testing, advertising, sale, distribution, or other use of PRODUCT.

7.2 LICENSEE shall conduct all of its operations relating to PRODUCT in accordance with all applicable laws, regulations, requirements, and other standards, which may be in effect from time-to-time, of all pertinent governmental authorities, including, without limitation, standards for the validation and processing of PRODUCT.

7.3 LICENSEE agrees to exercise a reasonable standard of care in conducting its activities relating to PRODUCT, including the testing, manufacture, packaging, marketing, advertising, distribution and sale of PRODUCT.

7.4 LICENSEE agrees to indemnify, defend and hold harmless NYBC, its directors, officers, employees and agents from and against any and all loss, damage, demands, claims, actions and causes of action, assessments, liabilities, costs and expenses which they may incur because of injury to or death of any person or any other claim arising out of, or in connection with, or as a consequence of, LICENSEE's manufacture, sale, or use of PRODUCT.

ARTICLE VIII.  INFRINGEMENT

8.1 LICENSEE shall promptly provide written notification to NYBC in the event of any third party infringement, or possible infringement, of PATENT RIGHTS in the TERRITORY. Upon receipt of such notice, NYBC shall have the right, at its sole discretion, to take appropriate legal action in connection therewith. In the event that NYBC shall elect to take such action, the conduct of the action shall be entirely directed by NYBC, and NYBC shall pay all costs and expenses associated therewith and retain all recoveries of any such action.

8.2 In the event NYBC decides that it will not take legal action against an alleged infringer, LICENSEE shall have the right to take appropriate legal action against the alleged infringer and shall pay all costs and expenses associated therewith and retain all recoveries of any such action. LICENSEE shall not initiate or settle or compromise any such legal action without first obtaining the written consent of NYBC, which consent shall not be unreasonably withheld.

8.3 In the event that either party initiates or carries on legal proceedings against an alleged infringer, then the other party shall fully cooperate with and supply all assistance reasonably requested by the litigating party. The non-litigating party, at its own expense, may be represented by counsel of their choice in any such proceeding.

8.4 LICENSEE agrees to report to NYBC, promptly and in written detail, each claim of patent infringement made by a third party against LICENSEE as a result of LICENSEE's manufacture, use or sale of PRODUCTS.

ARTICLE IX.  CONFIDENTIALITY

9.1 LICENSEE agrees not to use or disclose to any third party any KNOW-HOW provided to it pursuant to this Agreement except as contemplated herein. This obligation shall not apply to any information which:

     (a) is or subsequently becomes known to the public through no fault of LICENSEE;

     (b) was in the possession of LICENSEE prior to disclosure by NYBC as established by documentation provided by LICENSEE to NYBC within thirty (30) days of disclosure of such information by NYBC to LICENSEE;

     (c) is obtained from a third party who or which has the lawful right to disclose same to LICENSEE;

     (d) is disclosed to governmental authorities in response to a lawful order or demand for disclosure, or in order to obtain required consents, permits, licenses, or other approvals relating to the manufacture, use or sale of PRODUCT.

9.2 LICENSEE agrees to treat as confidential the terms and conditions of this Agreement. Further, LICENSEE agrees not to issue any press release or other public statement disclosing the existence of, or relating to, this Agreement without the prior written consent of NYBC.

9.3 The provisions of this Article shall survive termination, cancellation, or expiration of this Agreement.

ARTICLE X.  TERM; TERMINATION

10.1 The term of this Agreement shall be from the EFFECTIVE DATE until the later of the seventeenth anniversary of the EFFECTIVE DATE or the last to expire patent of PATENT RIGHTS, unless this Agreement is terminated earlier in accordance with the provisions of this Article.

10.2 NYBC may terminate this Agreement at any time upon notice to LICENSEE if:

     (a) LICENSEE fails to cure a breach of this Agreement within thirty (30) days after notice thereof; or

     (b) LICENSEE fails to make payments due under paragraphs 4.1 or 4.2 of this Agreement within ten (10) days after notice thereof; or

     (c) LICENSEE fails in the performance of its obligation to conform to applicable standards, regulations, or guidelines of the applicable governmental agency, as determined by NYBC or governmental agency review and fails to cure such breach within ninety (90) days after notice thereof; or

     (d) LICENSEE becomes insolvent, is adjudged bankrupt, files a petition in bankruptcy, makes an assignment for the benefit of creditors or seeks relief generally from its debts and obligations in accordance with a similar or analogous procedure; or

     (e) LICENSEE fails to make and sell PRODUCT within four (4) years of the EFFECTIVE DATE; or

     (f) an Event of Default or a default occurs prior to February 1, 1997 under any one or more of the MILES AGREEMENTS; or

     (g) NYBC deletes the U.S.A., Canada and Mexico from the definition of TERRITORY pursuant to paragraphs 3.5, 3.6, 3.7, 3.8 or 4.3, 4.4, 4.5 or any combination thereof.

     Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC.

10.3 The expiration or earlier termination of this Agreement will not:

     (a) affect the right of LICENSEE to sell PRODUCT manufactured prior to the date of expiration or termination, provided that such sales, notwithstanding expiration or termination, will be subject to royalties in accordance with the provisions of Article IV and provided further that such termination is not due to the reasons set forth in, paragraph 10.2(c) hereof; or

     (b) relieve LICENSEE from any other obligation under this Agreement, including, without limitation, obligations to forward reports, maintain records, permit an audit or inspection and to maintain confidentiality; or

     (c) release LICENSEE from any liability resulting from an act or omission prior to expiration or termination or an act or omission, whenever arising, relating to the provisions of Article VII; or

     (d) serve to terminate the license granted under paragraph 3.4 of this Agreement, which shall (1) survive any termination of this Agreement and (2) become a worldwide royalty-free license upon any termination of this Agreement.

10.4 Invalidation by a court of last resort of any claim(s) of any or all of the patents comprising PATENT RIGHTS shall relieve LICENSEE of its obligations with respect to such claims; but, notwithstanding any other clause herein, shall not terminate this Agreement.

10.5 LICENSEE may terminate this Agreement upon providing ninety (90) days prior written notice to NYBC. Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement.

ARTICLE XI.  NOTICES

11.1 Any notice, report or other communication required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes if mailed by Certified Mail, postage prepaid, or sent by facsimile, confirmed forthwith in written dispatch as described herein, addressed to such other party at its respective address as follows:

          If to NYBC:
          ----------

          The New York Blood Center, Inc.
          310 East 67th Street
          New York, NY 10021-6295
          U.S.A.

          Attention:  Office of Patents And Licensing
          cc:  General Counsel

          If to LICENSEE:
          --------------

          Melville Biologics, Inc.
          155 Duryea Road
          Melville, New York 11747
          U.S.A.

          Attention: President

ARTICLE XII.  ASSIGNMENT AND SUCCESSION

12.1 The rights and licenses granted by NYBC in this Agreement are personal to LICENSEE and may not be assigned or otherwise transferred without the prior written consent of NYBC. Any attempted assignment or transfer without such consent shall be void and without effect.

12.2 NYBC may assign or otherwise transfer this Agreement to any third party or to a subsidiary of NYBC. NYBC shall give LICENSEE written notice of such assignment or transfer and the written agreement of such assignee or transferee to be bound by the terms and conditions of this Agreement. Upon such assignment or transfer and agreement by such assignee or transferee, the term NYBC as used herein shall mean such assignee or transferee.

ARTICLE XIII. GOVERNING LAW

13.1 This Agreement shall be construed and the rights of the parties governed in accordance with the laws of the State of New York, excluding its law of conflict of laws. Any dispute or issue arising hereunder, including any alleged breach by LICENSEE, shall be heard, determined and resolved by an action commenced in the federal courts in New York City, New York, which the parties hereby agree shall have proper jurisdiction over the issues and the parties. LICENSEE hereby agrees to submit itself to the jurisdiction of the federal courts in New York and waives the right to make any objection based on jurisdiction or venue. The New York courts shall have the right to grant all relief to which each party is or shall be entitled hereunder, including all equitable relief as the Court may deem appropriate.

13.2 This Agreement has been prepared jointly and shall not be strictly construed against any party.

ARTICLE XIV. ENTIRE AGREEMENT; AMENDMENT

14.1 This Agreement supersedes all prior written and oral communications between the parties with respect to PRODUCT and sets forth the entire Agreement of the parties with respect to the subject matter contained herein and may not be modified or amended except as expressly stated herein or by a written agreement duly executed by both parties hereto.

ARTICLE XV.  SEVERABILITY

15.1 If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

                                   THE NEW YORK BLOOD CENTER, INC.

                                   By: /s/ John W. Adamson, M.D.
                                      --------------------------
                                   Name: John W. Adamson, M.D.
                                        ------------------------
                                   Title: President
                                         -----------------------
                                   Date: 9/21/95
                                        ------------------------


                                   MELVILLE BIOLOGICS, INC.

                                   By: /s/ Thomas R. Ostermueller
                                      ---------------------------
                                   Name: Thomas R. Ostermueller
                                        -------------------------
                                   Title: President
                                         ------------------------
                                   Date: 9/21/95
                                        -------------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                  APPENDIX A1
                     FOR EXCLUSIVE LICENSE AGREEMENT (#3)
              FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.



                           S/D KNOW-HOW    - 6 Pages

                           S/D PATENTS     - 7 Pages


     **************************************************************
******************************************************************
******************************************************************
******************************************************************
******************************************************************
************************[10 pages omitted] *********************
******************************************************************
******************************************************************
******************************************************************
******************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]



                                  APPENDIX A2
                     FOR EXCLUSIVE LICENSE AGREEMENT (#3)
              FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.



                             UV KNOW-HOW - 2 Pages

                             UV PATENTS  - 2 Pages


     **************************************************************
******************************************************************
******************************************************************
******************************************************************
******************************************************************
************************[4 pages omitted] *********************
******************************************************************
******************************************************************
******************************************************************
******************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                  APPENDIX A3
                     FOR EXCLUSIVE LICENSE AGREEMENT (#3)
              FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.



               UNIVERSAL KNOW-HOW and UNIVERSAL PATENTS - 1 Page

     **************************************************************
******************************************************************
******************************************************************
******************************************************************
******************************************************************
************************[1 page omitted] *********************
******************************************************************
******************************************************************
******************************************************************
******************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]



                                  APPENDIX B
                                  ----------


                                   PRODUCTS
                                   --------



                         ***** ****** *** ***********

                        *************** *** ***********

                             ***** *** ***********

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


              AMENDMENT I TO THE EXCLUSIVE LICENSE AGREEMENT (#3)
              FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
                  BETWEEN THE NEW YORK BLOOD CENTER, INC. AND
       MELVILLE BIOLOGICS, INC. (NOW V.I. TECHNOLOGIES, INC. OR "VITEX")



This Amendment I, effective December 31, 1996, is made and entered into by and between NYBC, a New York Not-for-Profit Corporation, having an office at 310 East 67th Street, New York, New York, 10021, and VITEX, a Delaware Corporation, having an office at 155 Duryea Road, Melville, New York 11747 ("LICENSEE").

     WHEREAS, on September 21, 1995, NYBC and LICENSEE entered into an Exclusive License Agreement (#3) for Virally Inactivated Transfusion Plasma Products ("THE AGREEMENT"); and

     WHEREAS, the parties desire to make certain additional changes in and to the Agreement;

     NOW, THEREFORE, in consideration of the foregoing and subject to the terms and conditions set forth herein, the parties mutually agree as follows:
PARAGRAPH 3.6 of the Agreement shall be modified, so that it shall now read as follows:

3.6  No later than ********, LICENSEE shall either:

(a) complete and submit to the FDA amendments (including samples from conformance lots) to (1) the existing product License Application for PRODUCTS and (2) the existing Establishment License Amendment for LICENSEE's facility in Melville, New York, seeking the approval of the FDA to manufacture PRODUCTS in LICENSEE's facility in Melville, New York and to sell such products in the U.S.A.; or

(b)  pay to NYBC ******** as a license maintenance fee.

     If LICENSEE fails to file such amendments by ******** and also fails to make such payment by ********, then NYBC, at its sole option, may immediately delete the U.S.A. from the definition of TERRITORY upon written notice to LICENSEE.

The Amendment I shall be deemed to be incorporated into the Agreement in full by reference herein and shall be further deemed to be an integral part thereof as though fully set forth therein.

With the exception of the above, all other provisions of the Agreement, shall remain in effect.


     IN WITNESS WHEREOF, the parties hereto have entered into and executed this Amendment I on the dates set forth below.


NEW YORK BLOOD CENTER, INC.                  V.I. TECHNOLOGIES, INC.


By:     /s/ John W. Adamson, M.D.            By:     /s/ Thomas R. Ostermueller
        -------------------------                    --------------------------

Name:   John W. Adamson, M.D.                Name:   Thomas R. Ostermueller
        -------------------------                    --------------------------

Title:  President                            Title:  President and CEO
        -------------------------                    --------------------------

Date:   April 24, 1997                       Date:   4/12/97
        -------------------------                    --------------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


               AMENDMENT 2 TO THE EXCLUSIVE LICENSE AGREEMENT (#3)
               FOR VIRALLY INACTIVATED TRANSFUSION PLASMA PRODUCTS
                      between THE NEW YORK BLOOD CENTER, INC.  and
               MELVILLE BIOLOGICS, INC.  (now V.I. Technologies, Inc., or VITEX)


               This Amendment 2, effective July 1, 1997, is made and entered into by and between The New York Blood Center, Inc. ("NYBC"), a New York not-for-profit corporation, having an office at 310 East 67th Street, New York, NY 10021 and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.), a Delaware corporation, having an office at 155 Duryea Road, Melville, NY 11747 ("LICENSEE").

               WHEREAS, on September 21, 1995 NYBC and LICENSEE entered into an Exclusive License Agreement (#3) for Virally Inactivated Transfusion Plasma Products and, thereafter, entered into an Amendment #1 of the License Agreement, which Amendment was effective December 31, 1996 (collectively "the Agreement"); and,

               WHEREAS, the parties wish to make further changes to the Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and in this Amendment 2 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

               1. Paragraph 3.7 of the Agreement is hereby deleted and replaced with the following:

                    No later than January 1, ****, LICENSEE or a sublicensee of LICENSEE shall file an application for approval to sell PRODUCT in Canada with the appropriate Canadian government agency. If such application is not filed by LICENSEE by January 1, ****, then NYBC, at its sole option, may immediately delete Canada from the definition of TERRITORY upon written notice to LICENSEE.

               2. Paragraph 3.8 of the Agreement is hereby deleted and replaced with the following:

                    No later than January 1, ****, LICENSEE or a sublicensee of LICENSEE shall file an application for approval to sell PRODUCT in Mexico with the appropriate Mexican government agency. If such application is not filed by LICENSEE by January 1, ****, then NYBC, at its sole option, may immediately delete Mexico from the definition of TERRITORY upon written notice to LICENSEE.


               3. LICENSEE shall have the option to make the below listed payments under the Agreement in the form of either cash or shares of common stock of the

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


LICENSEE. LICENSEE shall exercise its option within twenty (20) days of execution of this Amendment 2 by NYBC and LICENSEE. If LICENSEE chooses to make the payment in shares of common stock, this shall be done through the Stock Purchase Agreement attached hereto as Attachment 1.

                      (1) The ******** payment due on August 1, **** and the ******** payment due on November 1, ****, both pursuant to paragraph 4.3(a);

                      (2) The ******** payment due on August 1, **** and the ******** payment due on November 1, ****, both pursuant to paragraph 4.4(a); and,

                      (3) The ******** payment due on August 1, **** and the ******** payment due on November 1, ****, both pursuant to paragraph 4.5(a).

               4. LICENSEE shall have the option to make the below listed payment under the Agreement in the form of either cash or shares of common stock of the LICENSEE. LICENSEE shall exercise its option by February 1, ****. If LICENSEE chooses to make the payment in shares of common stock, this shall be done through the Stock Purchase Agreement attached hereto as Attachment 1.

                      (1) The ******** payment due on February 1, **** pursuant to paragraph 4.3(b);

                      (2) The ******** payment due on February 1, **** pursuant to paragraph 4.4(b);

                      (3) The ******** payment due on February 1, **** pursuant to paragraph 4.5(b).

               5. NYBC acknowledges receipt of the prior payment of Fifty Thousand Dollars ($50,000) from LICENSEE in partial consideration of the amendments set forth herein.

               6. This Amendment 2 shall be deemed to be incorporated into the Agreement in full and to be an integral part thereof as though fully set forth therein. With the exception of the above amendment, all other provisions of the Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have entered into and executed this Amendment 2 on the date first above written.


NEW YORK BLOOD CENTER, INC.         V.I. TECHNOLOGIES, INC.

By:____________________________     By:______________________________

Name:__________________________     Name:____________________________

Title:_________________________     Title:___________________________